Invesco Annual Report to Shareholders September 30, 2021 ADRE Invesco BLDRS Emerging Markets 50 ADR Index Fund

Table of Contents

Invesco BLDRS Index Funds Trust

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Introduction

The Invesco BLDRS Emerging Markets 50 ADR Index Fund (the “Fund”) seeks to track returns that correspond generally, before fees and expenses, to the price and yield performance of The S&P/BNY Mellon Emerging 50 ADR IndexSM (the “Underlying Index”). The Fund will normally hold at least 95% of its total assets in American Depositary Receipts that comprise the Underlying Index.

The Underlying Index includes 50 component American Depositary Receipts as of September 30, 2021 representing the securities issued by 50 of the most actively traded companies from the international and emerging markets having an index market capitalization ranging from approximately $4 billion to over $339 billion.

“BLDRS” and “Baskets of Listed Depositary Receipts” are service marks of The Bank of New York Mellon.

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Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)

September 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.37%
Air Freight & Logistics-0.81%
ZTO Express Cayman, Inc., ADR (China)	49,646	$1,522,146

Automobiles-3.53%
NIO, Inc., ADR (China)(b)	160,087	5,703,900
Tata Motors Ltd., ADR (India)(b)	41,376	927,236

		6,631,136

Banks-14.26%
Banco Bradesco S.A., ADR (Brazil)	569,998	2,183,092
HDFC Bank Ltd., ADR (India)	160,424	11,725,390
ICICI Bank Ltd., ADR (India)	301,441	5,688,192
Itau Unibanco Holding S.A., ADR (Brazil)	569,686	3,002,245
KB Financial Group, Inc., ADR (South Korea)	45,950	2,132,540
Shinhan Financial Group Co. Ltd., ADR (South Korea)	60,732	2,044,846

		26,776,305

Beverages-1.76%
Ambev S.A., ADR (Brazil)	518,166	1,430,138
Fomento Economico Mexicano, S.A.B. de C.V., ADR (Mexico)	21,596	1,872,805

		3,302,943

Biotechnology-1.64%
BeiGene Ltd., ADR (China)(b)	6,104	2,215,752
Zai Lab Ltd., ADR (China)(b)	8,175	861,563

		3,077,315

Chemicals-1.16%
Sasol Ltd., ADR (South Africa)(b)	67,923	1,279,669
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)	16,790	901,959

		2,181,628

Construction Materials-0.68%
Cemex S.A.B. de C.V., ADR (Mexico)(b)	177,959	1,275,966

Diversified Telecommunication Services-1.69%
Chunghwa Telecom Co. Ltd., ADR (Taiwan)	44,687	1,755,752
PT Telekom Indonesia (Persero) Tbk, ADR (Indonesia)	55,901	1,419,886

		3,175,638

Entertainment-2.84%
Bilibili, Inc., ADR (China)(b)	25,542	1,690,114
NetEase, Inc., ADR (China)	42,596	3,637,699

		5,327,813

Hotels, Restaurants & Leisure-1.31%
Huazhu Group Ltd., ADR (China)(b)	17,286	792,736
Trip.com Group Ltd., ADR (China)(b)	54,280	1,669,110

		2,461,846

Insurance-0.76%
China Life Insurance Co. Ltd., ADR (China)	174,960	1,427,674

Interactive Media & Services-2.62%
Baidu, Inc., ADR (China)(b)	32,054	4,928,302

Internet & Direct Marketing Retail-23.89%
Alibaba Group Holding Ltd., ADR (China)(b)	216,732	32,087,173

	Shares	Value
Internet & Direct Marketing Retail-(continued)
JD.com, Inc., ADR (China)(b)	105,504	$7,621,609
Pinduoduo, Inc., ADR (China)(b)	51,569	4,675,761
Vipshop Holdings Ltd., ADR (China)(b)	43,731	487,163

		44,871,706

IT Services-5.88%
GDS Holdings Ltd., ADR (China)(b)	13,426	760,046
Infosys Ltd., ADR (India)	393,359	8,752,238
Wipro Ltd., ADR (India)	173,917	1,535,687

		11,047,971

Media-0.35%
Grupo Televisa S.A.B., ADR (Mexico)	59,489	653,189

Metals & Mining-6.57%
AngloGold Ashanti Ltd., ADR (Tanzania)	49,066	784,565
Gerdau S.A., ADR (Brazil)	134,730	662,872
Gold Fields Ltd., ADR (South Africa)	104,362	847,420
POSCO, ADR (South Korea)	35,670	2,460,160
Sibanye Stillwater Ltd., ADR (South Africa)	81,304	1,003,291
Vale S.A., ADR (Brazil)	472,152	6,586,520

		12,344,828

Oil, Gas & Consumable Fuels-4.04%
China Petroleum & Chemical Corp., ADR (China)	29,994	1,474,805
PetroChina Co. Ltd., ADR (China)	24,804	1,160,331
Petroleo Brasileiro S.A., ADR (Brazil)	218,737	2,261,741
Petroleo Brasileiro S.A., ADR, Preference Shares (Brazil)	270,021	2,700,210

		7,597,087

Paper & Forest Products-0.49%
Suzano S.A., ADR (Brazil)(b)	92,819	928,190

Personal Products-0.44%
Natura & Co. Holding S.A., ADR (Brazil)(b)	49,447	823,293

Pharmaceuticals-0.50%
Dr. Reddy’s Laboratories Ltd., ADR (India)	14,278	930,069

Semiconductors & Semiconductor Equipment-22.27%
ASE Technology Holding Co. Ltd., ADR (Taiwan)	200,953	1,577,481
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	332,613	37,136,241
United Microelectronics Corp., ADR (Taiwan)	271,653	3,104,994

		41,818,716

Wireless Telecommunication Services-1.88%
America Movil S.A.B. de C.V., Class L, ADR (Mexico)	136,534	2,412,556
SK Telecom Co. Ltd., ADR (South Korea)(b)	37,359	1,124,506

		3,537,062

TOTAL INVESTMENTS IN SECURITIES-99.37% (Cost $184,513,481)		186,640,823
OTHER ASSETS LESS LIABILITIES-0.63%		1,176,217

NET ASSETS-100.00%		$187,817,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)–(continued)

September 30, 2021

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

This Fund has holdings greater than 10% of net assets in the following country:

China	38.71%
Taiwan	23.20%
India	15.74%
Brazil	10.96%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Assets and Liabilities

September 30, 2021

Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)
Assets:
Investments in securities, at value	$186,640,823
Cash	1,685,406
Receivable for:
Dividends	1,166,304
Foreign tax reclaims	4,009

Total assets	189,496,542

Liabilities:
Payable for:
Distributions	1,049,880
Amount due to Licensor	239,793
Amount due to Trustee	15,962
Amount due to Sponsor	261,189
Accrued expenses	112,678

Total liabilities	1,679,502

Net Assets	$187,817,040

Net assets consist of:
Shares of beneficial interest	$305,855,656
Distributable earnings (loss)	(118,038,616)

Net Assets	$187,817,040

Shares outstanding (unlimited amount authorized, $0.001 par value)	3,900,000
Net asset value	$48.16

Investments in securities, at cost	$184,513,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Operations

For the years ended September 30, 2021, 2020, 2019

	Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)
	2021	2020	2019
Investment income:
Dividend income	$4,049,666	$2,654,522	$2,928,654
Foreign withholding tax	(369,000)	(297,208)	(311,703)

Total investment income	3,680,666	2,357,314	2,616,951

Expenses:
Licensing fees	121,482	78,689	78,534
Professional fees	71,550	71,747	71,551
Reports to shareholders fee	30,452	30,535	30,452
Marketing expenses	141,980	41,300	39,910
Trustee fees	202,472	131,148	130,892
Intraday valuation fees	10,001	10,028	10,001
Compliance service fees	2,099	2,105	2,099
Other expenses	27,386	27,463	27,386

Total expenses	607,422	393,015	390,825

Net investment income	3,073,244	1,964,299	2,226,126

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(22,653,041)	(10,261,761)	(8,389,077)
In-kind redemptions	4,453,788	38,713,683	1,255,835

Net realized gain (loss)	(18,199,253)	28,451,922	(7,133,242)

Change in net unrealized appreciation (depreciation) on investment securities	9,834,582	(3,039,279)	(49,475)

Net realized and unrealized gain (loss)	(8,364,671)	25,412,643	(7,182,717)

Net increase (decrease) in net assets resulting from operations	$(5,291,427)	$27,376,942	$(4,956,591)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Changes in Net Assets

For the years ended September 30, 2021, 2020, 2019

	Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)
	2021	2020	2019
Operations:
Net investment income	$3,073,244	$1,964,299	$2,226,126
Net realized gain (loss)	(18,199,253)	28,451,922	(7,133,242)
Change in net unrealized appreciation (depreciation)	9,834,582	(3,039,279)	(49,475)

Net increase (decrease) in net assets resulting from operations	(5,291,427)	27,376,942	(4,956,591)

Distributions to Shareholders from:
Distributable earnings	(2,490,710)	(1,767,460)	(2,076,444)

Shareholder Transactions:
Proceeds from shares sold	70,592,560	105,315,495	1,883,992
Value of shares repurchased	(10,823,104)	(120,320,300)	(9,724,398)

Net increase (decrease) in net assets resulting from share transactions	59,769,456	(15,004,805)	(7,840,406)

Net increase (decrease) in net assets	51,987,319	10,604,677	(14,873,441)

Net assets:
Beginning of year	135,829,721	125,225,044	140,098,485

End of year	$187,817,040	$135,829,721	$125,225,044

Changes in Shares Outstanding:
Shares sold	1,200,000	2,550,000	50,000
Shares repurchased	(200,000)	(2,900,000)	(250,000)
Shares outstanding, beginning of year	2,900,000	3,250,000	3,450,000

Shares outstanding, end of year	3,900,000	2,900,000	3,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights

Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)

	Years Ended September 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$46.84	$38.53	$40.61	$42.06	$34.77

Net investment income(a)	0.84	0.62	0.67	0.76	0.69
Net realized and unrealized gain (loss) on investments	1.15 (b)	8.28	(2.12)	(1.45)	7.35

Total from investment operations	1.99	8.90	(1.45)	(0.69)	8.04

Distributions to shareholders from:
Net investment income	(0.67)	(0.59)	(0.63)	(0.76)	(0.75)

Net asset value at end of year	$48.16	$46.84	$38.53	$40.61	$42.06

Net Asset Value Total Return(c)	4.13%	23.24%	(3.57)%	(1.65)%	23.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$187,817	$135,830	$125,225	$140,098	$155,631
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.20%	0.18%
Net investment income	1.52%	1.50%	1.70%	1.75%	1.86%
Portfolio turnover rate(d)	22.25%	17.65%	17.62%	10.30%	10.66%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco BLDRS Index Funds Trust

September 30, 2021

NOTE 1–Organization

Invesco BLDRS Index Funds Trust (the “Trust”) is a unit investment trust consisting of one investment portfolio, Invesco BLDRS Emerging Markets 50 ADR Index Fund (the “Fund”), organized under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on The NASDAQ Stock Market.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the S&P/BNY Mellon Emerging 50 ADR IndexSM (the “Underlying Index”).

The investment objective of the Fund is to provide investment results that generally correspond (before fees and expenses) to the price and yield of performance of the Underlying Index.

The Bank of New York Mellon (the “Trustee”) has entered into an Agency Agreement with Invesco Capital Management LLC (the “Sponsor”) (the “Agency Agreement”). Under the terms of the Agency Agreement, the Sponsor will perform certain functions on behalf of the Trustee: (a) relating to the evaluation of the portfolio securities held by the Fund for the purposes of determining the NAV of the Fund, and (b) relating to rebalancing and adjustments of the Fund’s portfolio.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Portfolio securities are valued at the last trade or official closing price of the exchange on which they trade, which is deemed to be the principal market on which the securities are traded, or if there is no last trade or official closing price on the day of valuation, a security is valued at the closing bid price on that day. If a security is not quoted, if the principal market of the security is other than an exchange, or the Sponsor deems the last trade, official close price or closing bid price inappropriate for valuation purposes, then the security shall be fair valued in good faith by the Sponsor, in a manner consistent with the Trust Indenture and Agreement (the “Trust Agreement”) and the Agency Agreement based (a) on the last trade or closing price for the security on another market on which the security is traded or if there is no such appropriate closing price, at the closing bid price on such other market, (b) on current bid prices on the principal market or such other markets, (c) if bid prices are not available, on the basis of current bid prices for comparable securities, (d) by the Sponsor appraising the value of the securities in good faith, or (e) any combination thereof. In the event that the Agency Agreement is terminated, the Trustee would be responsible for the valuation steps set forth above in accordance with the terms and conditions of the Trust Agreement.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income

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per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and distributes dividends, if any, from net investment income quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Under the Trust Agreement, the Trust is responsible for the Trustee’s fee (including fees for extraordinary expenses and other services), transfer agency services fees, governmental fees, any taxes, fees and charges payable by the Trustee with respect to Shares, indemnification of the Trustee or the Sponsor, brokerage commissions and other transactional charges and other out-of-pocket expenses of the Fund.

In addition, the Trust may be charged for expenses related to reimbursement to the Sponsor for annual licensing fees, federal and state annual registration fees and expenses of the Sponsor relating to the printing and distribution of marketing materials. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust in an amount equal to the actual costs incurred, but shall not exceed 0.30% per annum of the daily NAV of the Trust.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Other Risks

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

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Equity Risk. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the securities held by the Fund and thus in the value of Shares). Equity securities, and therefore Depositary Receipts, are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various unpredictable factors including: expectations regarding government; economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Foreign Market Risk. The underlying securities of the Depositary Receipts in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Depositary Receipts representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for fund shares.

Index Risk. Unlike many investment companies, the Fund does not utilize investing strategies that seek returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

NOTE 3–Agreements with the Trustee, Licensor and Sponsor

The Fund accrues daily and pay monthly the expenses of their operations, including Trustee fees, reimbursements to the Sponsor for expenses relating to the marketing of the Fund and fees to The Bank of New York Mellon (the “Licensor”) for a license to use the Underlying Index as a basis for determining the composition and weighting of securities held by the Fund. The Fund pays an annual licensing fee to the Licensor equal to 6/100th of one percent (0.06%) of its average net assets subject to the waiver provisions discussed below.

In accordance with the Trust Agreement, the Trustee maintains the Fund’s accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolios of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund’s portfolio from time to time to conform to changes in the compositions and/or weighting structure of the Underlying Index.

For these services, the Trustee receives a fee at the following annual rates:

Net Assets	Fee as Percentage of Net Assets

$0-$499,999,999*	0.10% per annum

$500,000,000-$2,499,999,999*	0.08% per annum

$2,500,000,000 and above*	0.06% per annum

*

The fee indicated applies to that portion of the net assets of the Fund that falls in the size category indicated and is computed each business day on the basis of the net assets of the Fund on such day.

Marketing expenses for the years ended September 30, 2021, 2020 and 2019, represent expenses incurred by the Sponsor, if any, on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions below. Marketing expenses are paid by the Sponsor on behalf of the Trust for invoices received directly by the Sponsor during the year.

In accordance with the terms of the Trust Agreement and the Agency Agreement, the Trustee will pay, from its own assets, the Sponsor to perform the following services for the Trust: adjust the composition of the portfolio, calculate and adjust, if necessary, the weighting of each security in the portfolio, dispose of or exchange securities after it has been determined that such securities will be removed from the Underlying Index and direct securities transactions to brokers or dealers, which may include affiliates of the Trustee, but will not include affiliates of the Sponsor.

The Sponsor had undertaken that on each day during the fiscal year ended September 30, 2021, and until determined otherwise, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily NAV of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor first waived licensing fees applicable to the Fund and,

12

if such waiver was insufficient, the Sponsor thereafter reimbursed the Fund for or assumed such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for licensing fees so waived or expenses so reimbursed or assumed, respectively, in each case to the extent that subsequently during the fiscal year expenses fall below the 0.30% per annum level on any given day.

Invesco Distributors, Inc., an affiliate of the Sponsor, is the distributor for the Fund. The Sponsor, not the Fund, pays the Distributor a flat annual fee of $20,000 for the Fund for its distribution services and the Fund does not reimburse the Sponsor for such fees.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of September 30, 2021, all of the securities in the Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended September 30, 2021, 2020 and 2019:

	September 30, 2021	September 30, 2020	September 30, 2019

Ordinary income*	$2,490,710	$1,767,460	$2,076,444

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$1,212,407

Net unrealized appreciation (depreciation) – investments	(2,780,268)

Temporary book/tax differences	(1,049,880)

Capital loss carryforward	(96,855,488)

Post-October capital losses deferrals*	(18,565,387)

Shares of beneficial interest	305,855,656

Total net assets	$187,817,040

*

The Fund will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

13

The following table presents available capital loss carryforwards for the Fund as of September 30, 2021:

No expiration
Short-Term	Long-Term	Total*

$8,163,990	$88,691,498	$96,855,488

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended September 30, 2021, the aggregate cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $43,720,925 and $43,879,745, respectively.

For the fiscal year ended September 30, 2021, in-kind transactions associated with creations and redemptions were $70,837,631 and $10,824,228, respectively.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At September 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$38,474,339

Aggregate unrealized (depreciation) of investments	(41,254,607)

Net unrealized appreciation of investments	$(2,780,268)

Cost of investments for tax purposes is $189,421,091.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, return of capital distributions received and expired capital loss carryforwards on September 30, 2021, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of the Fund. For the fiscal year ended September 30, 2021, the reclassifications were as follows:

Undistributed Net Investment Income	$-

Undistributed Net Realized Gain	(3,676,107)

Shares of Beneficial Interest	3,676,107

NOTE 8–Capital

Shares are issued and redeemed by the Fund only in Creation Units of 50,000 Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income of the shares and a balancing cash component to equate the transaction to the NAV of the shares on the transaction date. The transaction fee in connection with creation or redemption of Creation Units through the continuous net settlement system of National Securities Clearing Corporation (the “Clearing Process”) is $10 per security “name” in the portfolio deposit or redemption payment, rounded up to the nearest $500 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by the participating party. The total fee that can be charged in connection with the creation or redemption of Creation Units outside the Clearing Process is four times the normal transaction cost of $500 ($2,000) per participating party per day.

Transaction fees are received by the Trustee and used to offset its expenses of processing orders. For the fiscal years ended September 30, 2021, 2020 and 2019, the Trustee earned $12,000, $14,000, and $3,500, respectively, in transaction fees.

The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify the transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the years ended September 30, 2021, 2020 or 2019.

14

Report of Independent Registered Public Accounting Firm

To the Sponsor and Trustee of Invesco BLDRS Index Funds Trust and Shareholders of Invesco BLDRS Emerging Markets 50 ADR Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco BLDRS Emerging Markets 50 ADR Index Fund (the “Fund”) as of September 30, 2021, the related statements of operations and changes in net assets for each of the three years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations and changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15

Supplemental Information

(Unaudited)

I. Information Regarding Closing Prices vs. NAV Frequency Distribution for Invesco BLDRS Emerging Markets 50 ADR Index Fund

The tables that follow present information about the differences between the daily market price on secondary markets for one share of the Fund and the Fund’s net asset value. NAV is the price at which the Fund issues and redeems shares. The “Closing Market Price” of a share in the Fund is determined and published by The NASDAQ Stock Market, as of the time that the Fund’s NAV is calculated. The Fund’s Closing Market Price may be below, at, or above its NAV. The NAV will fluctuate with changes in the market value of its portfolio holdings.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Closing Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund for the period October 1, 2016 through September 30, 2021.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future performance.

Invesco BLDRS Emerging Markets 50 ADR Index Fund

Five Year Period Ended September 30, 2021

	Closing Price on NASDAQ Above Fund NAV		Closing Price on NASDAQ Below Fund NAV
Range	Frequency(a)	% of Total	Frequency(a)	% of Total

>0% to 0.50%	537	99.81%	710	98.61%

>0.50% to 1.00%	1	0.19%	8	1.11%

>1.00% to 2.00%	-	-%	1	0.14%

>2.00%	-	-%	1	0.14%

Total	538	100.00%	720	100.00%

(a) Number of Trading Days refers to the number of days during which there is buy/sell activity for the Fund on the Exchange.

II. Annualized and Cumulative Returns for Invesco BLDRS Emerging Markets 50 ADR Index Fund

Annualized Total Return

For the Period Ending September 30, 2021

	Past One Year(a)			Past Five Year(a)			Past Ten Year(a)			From Inception(a)
	NAV	Closing Market	Index	NAV	Closing Market	Index	NAV	Closing Market	Index	NAV	Closing Market	Index

Invesco BLDRS Emerging Markets 50 ADR Index Fund	4.14%	4.17%	4.26%	8.46%	8.48%	8.69%	5.04%	5.07%	5.24%	10.07%	10.03%	10.19%

Cumulative Total Return

For the Period Ending September 30, 2021

	Past One Year(a)			Past Five Year(a)			Past Ten Year(a)			From Inception(a)
	NAV	Closing Market	Index	NAV	Closing Market	Index	NAV	Closing Market	Index	NAV	Closing Market	Index

Invesco BLDRS Emerging Markets 50 ADR Index Fund	4.14%	4.17%	4.26%	50.11%	50.20%	51.66%	63.55%	63.96%	66.57%	512.36%	508.23%	525.09%

(a)

Annualized Total Returns and Cumulative Total Returns for the period since inception are calculated from the inception date of November 13, 2002. “Cumulative Total Return” represents the total change in value of an investment over the period indicated.

16

Supplemental Information–(continued)

(Unaudited)

Closing Market Price and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market closing price and NAV, respectively. Since Fund shares typically do not trade in the secondary market until after several days after Fund inception, for the period from inception to the first day of secondary market trading in fund shares, the NAV is used as a proxy for secondary market trading price to calculate closing market returns.

Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. Fund expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Fund shares may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

17

Tax Information

(Unaudited)

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco BLDRS Emerging Markets 50 ADR Index Fund	0%	100%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Foreign Taxes Paid – The Fund elects under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended September 30, 2021, are as follows:

	Foreign Taxes Per Share	Income Per Share

Invesco BLDRS Emerging Markets 50 ADR Index Fund	$0.0933	$1.0384

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Invesco BLDRS Emerging Markets 50 ADR Index Fund (ADRE)

Sponsor

Invesco Capital Management, LLC

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

Trustee

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1 N. Wacker Drive

Chicago, IL 60606

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700

Washington, D.C. 20036

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Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT will be available on the Commission’s website at www.sec.gov.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-BLDRS-AR-1	invesco.com/ETFs